EXHIBIT 10.2.3

July 1, 2010
Peter M. Hoffman
900 Royal Street
New Orleans, LA 70116

Re. Employment Agreement Amendment

Gentlemen:

Please make reference to that certain Employment Agreement for your services between Seven Arts Pictures Inc (“SAP”) and Seven Arts Pictures Plc (“PLC”) dated September 2, 2004  (the “Employment Agreement”) as extended by the letter dated December 1, 2008 between you and us to December 31, 2013. You, SAP and PLC agree that you will be substituted as the Employee, SAP will no longer be a party to the Employment Agreement and we will be substituted as “Employer” effective July 1, 2008 for all purposes as a result of the sale of all assets of PLC to us as of that date. Except as amended hereby, the Employment Agreement shall remain in full force and effect. Please confirm your agreement to the foregoing by signing below where indicated.

Very truly yours,
SEVEN ARTS ENTERTAINMENT INC

By:

AGREED AND ACCEPTED

SEVEN ARTS PICTURES INC.

By:

SEVEN ARTS PICTURES PLC.

By:

SEVEN ARTS PICTURES
6121 Sunset Blvd., Suite 512
Hollywood, CA 90028
Tel: (323) 634-0990 ~ Fax: (323) 463-1670